Adenosine and AMP Gene Expression Profiles Predict Response to Adenosine Pathway Therapies and Indicate a Need for Dual Blockade of CD73 and A2AR with CD73 Inhibitors

Willingham S, Hotson A, Hsieh J, Munneke B, Kwei L, Mobasher M, Buggy J, Miller R
Corvus Pharmaceuticals, Burlingame CA, USA

ADENOSINE INHIBITS ANTI-TUMOR IMMUNITY


CIFORADENANT
A2AR antagonist
Blocks adenosine signaling
CPI-006
Anti-CD73 antibody
Blocks adenosine production
Activates CD73+ immune cells
- Adenosine
CD39
CD73
Cancer cell
T Cell
Myeloid Cell / Macrophage
NK Cell
Dendritic cell

- Extracellular adenosine has a short half life and it is not feasible to routinely measure in human tumors
- Determine genes/proteins modulated by adenosine as a surrogate to identify patients with adenosine rich tumors

ADENOSINE INDUCES A SPECIFIC GENE SIGNATURE

HUMAN PBMCs STIMULATED WITH NECA, A STABLE ADENOSINE ANALOG


Experiment Setup
Human PBMC
+ NECA
1 hour
+ ACTIVATION anti-CD3/CD28
48 hours
NanoString

ADENOSINE SIGNATURE - NANOSTRING

	Adjusted p Value	Function
IL23A	1.44E-04	Increases angiogenesis and reduces CD8+ T-cell infiltration
SLC11A1	1.27E-03	Natural resistance-associated macrophage protein 1
CXCL2	1.27E-03	MIP2a: macrophage inflammatory protein 2, alpha
CXCL7	1.27E-03	PPBP: Pro-Platelet Basic Protein
CXCL6	1.40E-03	GCP2: Granulocyte chemotactic protein 2
CXCL3	1.40E-03	Controls migration and adhesion of monocytes
IL-6	1.48E-03	Pro- and anti-inflammatory cytokine
IL-1α	1.73E-03	Inflammation
CXCL8	1.96E-03	IL-8: Neutrophil chemotactic factor
CXCL5	1.98E-03	Attracts and activates neutrophils
THBS1	2.28E-03	Multiple functions. Inhibits angiogenesis & immune regulation
IL-1β	2.38E-03	Inflammation
PTGS2	2.65E-03	COX-2. Elevated during inflammation and cancer
IL-24	2.70E-03	Cell survival and proliferation. Activates STAT1/3
CXCL1	3.92E-03	Neutrophil chemoattractant
CD86	5.31E-03	B7-2: Costimulatory signal for T cell activation and survival
CLEC5A	5.82E-03	Interacts with DAP-12 and may play a role in cell activation
CD14	6.24E-03	Expressed by myeloid cells

SIGNATURE CORRELATES WITH TUMOR RESPONSE

Adenosine Signature High (PR=17%)


Maximum % Decrease in SLD
Ciforadenant
Ciforadenant + Atezolizumab

Adenosine Signature High Patient


Pre Treatment
July 2017
Post Treatment
September 2019

Adenosine Signature Low (PR=0%)


Maximum % Decrease in SLD
Ciforadenant
Ciforadenant + Atezolizumab

Clinical Trial Design:

- Metastatic renal cell cancer
  - Must have progressed on prior therapy
- Ciforadenant monotherapy
  - 100 mg BID 28d cycle
- Ciforadenant + atezolizumab
  - 100 mg BID 28d cycle + 840 mg, IV, 2QW
- Median 3 prior treatments (range 0-5)
- 85% of patients were resistant/refractory to prior IO


PFS Survival Probability
• 6 Adenosine Signature High Patients in PFS tail
• 2 treated with Ciforadenant monotherapy
• 4 treated with Ciforadenant +Atezolizumab
• 4 of 6 were resistant/refractory to prior IO
• Median 3 prior therapies (range 1-5)
Adenosine Signature High
Adenosine Signature Low
Study Time (weeks)

PRIOR TREATMENTS IN ADENOSINE SIGNATURE HIGH PATIENTS WITH PROLONGED PFS


Treatments: TKI mTOR Anti-PD-(L)1 Ciforadenant Ciforadenant + Atezolizumab
-2000
-1000
0
1000
Study Time (days)

AMP INDUCES ADENOSINE-LIKE GENE SIGNATURE

AMP INDUCED GENE SIGNATURE IS NEARLY IDENTICAL TO ADENOSINE SIGNATURE
AMPαS IS A NON-HYDROLIZABLE FORM OF AMP - IT DOES NOT FORM ADENOSINE


IL-8
CXCL5
CXCL3
IL1B
CCL2
SERPINB2
CXCL1
CXCL2
CCL8
IDO1
CCL3L1
GZMB
CCL3
Log2 Counts
NT Control

CD73 ANTAGONISTS AMPLIFY AMP SIGNATURE

CD73 ANTAGONISTS INHIBIT ADENOSINE FORMATION, BUT CONSEQUENTLY PRESERVE AMP
PRESERVED AMP AMPLIFIES ADENOSINE-LIKE GENE SIGNATURE SUGGESTING AMP SIGNALS THROUGH A2AR


IL-8
CXCL1
CCL2
CCL8
HLA-DRA
CXCL5
CYBB
Log2 Counts
PBS Control

CPI-006 AND CPX-016 ARE ANTI-CD73 ANTIBODIES. CP-1663 IS A CD73 SMALL MOLECULE INHIBITOR

AMP IS AN ADENOSINE RECEPTOR AGONIST

AMP AND AMPαS AGONIZE A2AR, BUT ARE WEAKER THAN ADENOSINE

A2AR	EC50 (nM)	n
NECA	0.17	n = 2
ADENOSINE	2.7	n = 4
AMP	235.2	n = 4
AMPαS	228.6	n = 4

A2BR	EC50 (nM)	n
NECA	1.3	n = 2
ADENOSINE	10.8	n = 4
AMP	227.5	n = 4
AMPαS	427.3	n = 4

A1	EC50 (nM)	n
NECA	2.8	n = 2
ADENOSINE	11.9	n = 4
AMP	237.5	n = 4
AMPαS	418.2	n = 4

A3	EC50 (nM)	n
NECA	1.7	n = 2
ADENOSINE	12.9	n = 4
AMP	199.0	n = 4
AMPαS	240.1	n = 4

CIFORADENANT NEUTRALIZES AMP & AMPαS

CIFORADENANT BLOCKS AMP AND AMPαS SIGNALING AT A2AR

A2AR	IC50 (nM)	n
ADENOSINE	4.0	n = 4
AMP	4.7	n = 2
AMPαS	7.1	n = 2

A2BR	IC50 (nM)	n
ADENOSINE	171.2	n = 4
AMP	204.8	n = 2
AMPαS	270.2	n = 2

A1	IC50 (nM)	n
ADENOSINE	200.9	n = 4
AMP	111.4	n = 2
AMPαS	62.0	n = 2

A3	IC50 (nM)	n
ADENOSINE	516.0	n = 4
AMP	231.7	n = 2
AMPαS	315.1	n = 2

CONCLUSIONS

- A2AR agonists induce a specific gene signature in human immune cells. This "Adenosine Signature" is dominated by inflammatory myeloid cytokines and chemokines.
- **Updated clinical data confirms original reports that expression of the Adenosine Signature correlates with tumor regression in an ongoing Ph 1/1b trial in patients with advanced/refractory RCC.**
- **High Adenosine Signature expression has a statistically significant correlation with tumor response.**
- The Adenosine Signature may be used as a predictive biomarker to select patients most likely to respond to therapy with agents that antagonize adenosine production or signaling.
- AMP induces gene expression changes nearly identical to the Adenosine Signature in human immune cells, suggesting AMP can activate and signal through adenosine receptors. CD73 antagonists further amplify the AMP-associated gene expression changes as a consequence of preserving AMP.
- AMP is an agonist of adenosine receptors. AMP agonism of A2AR and A2BR can be blocked by ciforadenant.
- These data suggest treatment with CD73 antagonists will benefit from concomitant blockade of A2AR to neutralize the resultant induction of AMP mediated gene expression changes.